Exhibit 99.2

United Rentals to Acquire RSC Holdings Investor Presentation DECEMBER 2011

Introductory Information Cautionary Statement Regarding Forward-Looking Statements This document contains "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and in the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to United Rentals or RSC Holdings, the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. United Rentals and RSC Holdings undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents United Rentals and RSC Holdings have filed with the U.S. Securities and Exchange Commission as well as the possibility that (1) United Rentals and RSC Holdings may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals and RSC Holdings; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction; and (6) the industry may be subject to future risks that are described in the "Risk Factors" section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission by United Rentals and RSC Holdings. United Rentals and RSC Holdings give no assurance that it will achieve its expectations and does not assume any responsibility for the accuracy and completeness of the forward-looking statements. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of United Rentals and RSC Holdings described in the "Risk Factors" section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this document are based upon information available to United Rentals and RSC Holdings on the date hereof; and United Rentals and RSC Holdings assumes no obligations to update or revise any such forward-looking statements. ADDITIONAL INFORMATION AND WHERE TO FIND IT This document relates to a proposed transaction between United Rentals and RSC Holdings, which will become the subject of a registration statement and joint proxy statement/prospectus forming a part thereof to be filed with the SEC by United Rentals. This document is not a substitute for the registration statement and joint proxy statement/prospectus that United Rentals will file with the SEC or any other documents that they may file with the SEC or send to shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about United Rentals and RSC Holdings, at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the United Rentals website at http:// http://www.ur.com/investor under the heading "Investors" and then under "SEC Filings." Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations at 203-618-7318. Note: This presentation provides information about free cash flow, EBITDA, adjusted EBITDA and adjusted EPS, which are non-GAAP financial measures. This presentation includes a reconciliation between free cash flow and GAAP cash flow from operations, a reconciliation between both adjusted EBITDA and EBITDA, on the one hand, and GAAP net income (loss), on the other hand, and a reconciliation between adjusted EPS and GAAP EPS. (Information reconciling such forward-looking non-GAAP financial measures is unavailable to the Company without unreasonable effort.)

On Today's Call PRESIDENT AND CHIEF EXECUTIVE OFFICER, UNITED RENTALS Michael Kneeland was appointed President and Chief Executive Officer of United Rentals, and a Director of the Company, in 2008. He had previously served as Interim Chief Executive Officer since 2007. Mr. Kneeland has more than 25 years of management experience in the equipment rental industry. EXECUTIVE VP AND CHIEF FINANCIAL OFFICER, UNITED RENTALS Bill Plummer was appointed Chief Financial Officer of United Rentals in 2008. Mr. Plummer possesses more than two decades of financial leadership experience. CHIEF EXECUTIVE OFFICER AND PRESIDENT, RSC Erik Olsson has served as President, Chief Executive Officer and a Director of RSC since 2006. Mr. Olsson joined RSC in 2001 as Chief Financial Officer and became RSC's Chief Operating Officer in 2005. Previously, Mr. Olsson held a number of senior financial management positions in various global businesses. MICHAEL KNEELAND BILL PLUMMER ERIK OLSSON

Agenda Key Transaction Terms Combination Overview Strategic & Financial Rationale Financial Profile Q4 Market Update Q&A

Introduction Solid recent performance Robust October and November performance for both companies 2012 outlook is positive Optimal transaction timing Strong market growth expected over next 5 years, surpassing 2007 peak in 2014* Rental penetration increasing Strategic and financially compelling deal Leading equipment rental enterprise Substantial cost savings / revenue synergy opportunities Expected to be accretive to cash earnings in first full year after closing Focused integration strategy Planning already underway "Customer First" focus at every step * As projected by IHS Global Insight forecast

Key Transaction Terms STRUCTURE United Rentals is acquiring RSC for $18 per share or a total enterprise value of $4.2 billion including the assumption of $2.3 billion of net debt OFFER COMPONENTS Merger consideration will consist of 60% cash and 40% stock Each outstanding share of RSC common stock will be converted into the right to receive $10.80 in cash and 0.2783 of a share of United Rentals common stock Cash portion financed through new debt issuance and drawing on current loan facilities OWNERSHIP 70% owned by United Rentals; 30% owned by RSC post closing on a fully diluted basis SHARE BUYBACK United Rentals' Board announced its intention to authorize a stock buyback of up to $200 million of the Company's common stock upon closing of the transaction Intention is to complete buyback program within 6-12 months of closing FINANCIAL BENEFITS Over $200 million potential annual cost savings; 2/3 expected to be achievable within the first twelve months after closing Expected to be significantly accretive to Cash EPS in the first full year after closing Leverage of ~4.5x total debt / 2011 EBITDA (inclusive of year 1 run-rate cost savings) post-transaction GOVERNANCE United Rentals Chairman, CEO and CFO to remain in place; RSC CEO to help lead transition Three of RSC's independent directors will receive seats on United Rentals' existing Board CONDITIONS / TIMING Shareholder votes and customary closing conditions Deal is expected to close in the first half of 2012

Combined OEC of $7.0 billion LTM revenue of $3.9 billion(1) Best in class management team Largest branch network in industry Strong regional positions Leader in industrial rentals Balanced customer mix IT optimizes fleet management Combination Overview STRONG PRO-FORMA BALANCE SHEET A LEADING NORTH AMERICAN EQUIPMENT RENTAL COMPANY CLOSELY ALIGNED CULTURES STRONG PLATFORM FOR GROWTH SUBSTANTIAL CASH SYNERGY OPPORTUNITY EXPECTED TO BE ACCRETIVE TO CASH EPS IN FIRST FULL YEAR Twelve months ended September 30, 2011

Meets Strategic Criteria Fits with United Rentals' long-term strategy to build stronger relationships with the most attractive customer groups Corporate cultures are closely aligned ROIC of the transaction expected to be greater than 10% by second full year

Strategic & Financial Rationale Significant accretion expected to Cash EPS in the first full year Industry poised for growth / ability to manage through all cycles Balanced customer mix - Industrial / Construction Positioned to serve key large customers / national accounts Integration / branch optimization expertise Substantial cost savings / revenue synergy opportunities

Strategic & Financial Rationale: Industry poised for growth / ability to manage through all cycles Combined Company well-positioned to take advantage of growth trends, while reducing cyclical volatility Balanced revenue mix Wider range of equipment offerings Flexibility in managing customer equipment needs Both companies are well-positioned today Have already taken substantial actions to manage through the most recent downturn Benefits from increased rental penetration Equipment rental industry revenue (US$ Million, US & Canada) RENTAL INDUSTRY POISED FOR GROWTH* * As projected by IHS Global Insight forecast

Strategic & Financial Rationale: Balanced customer mix RESULT = DIVERSIFIED END-MARKET Increased penetration of industrial accounts Improved ability to manage through all cycles Growth outpacing general rental sector Surpass previously announced industrial target of 30% RSC STANDALONE(1) COMBINED COMPANY(1) LTM as of September 2011, equipment rental revenue Includes certain RSC infrastructure revenue reported therein Includes RSC construction revenue, including certain RSC infrastructure revenue reported therein UNITED STANDALONE(1)

Strategic & Financial Rationale: Better ability to serve key large customers / national accounts Focus on attractive large customers Longer, more stable rental periods Lower transaction costs Higher revenue per transaction Timely payments Less equipment damage Most efficient use of North American footprint Increased focus on key customers who are more profitable and less cyclical Enhanced opportunity to become supplier of choice for key customer accounts Continue to demonstrate strong leadership on a national and regional basis

Strategic & Financial Rationale: Cultures and strategies are aligned CULTURE United Rentals and RSC share a similar business culture with a commitment to exceptional customer service Both companies possess a deep bench of leaders across the organization ACCOUNT FOCUS Shared focus on key accounts BUSINESS SEGMENT FOCUS Industrial sector is priority for growth COST IMPROVEMENT Both companies have continually pursued improvements to the overall cost structure and margins Combined Company will draw best talent and practices from both organizations to create an even better customer offering

Strategic & Financial Rationale: Significant integration and branch optimization experience OPERATING PRINCIPLES: View through customer's eyes Seamless transition Best of both worlds People, processes & systems Follow the money Cost and revenue synergy opportunities Transparent communication Internal and external stakeholders PLAN IN PLACE TO FACILITATE SMOOTH INTEGRATION STRONG TRACK RECORD OF BRANCH OPTIMIZATION OPTIMIZATION EXPERIENCE: Success in consolidating branches and retaining revenues * Final Count (United Rentals only)

Strategic & Financial Rationale: Substantial cost savings / revenue synergy opportunities Potential $200 million+ annual run-rate cost savings 2/3 expected to be achievable within the first 12 months Represents 5% of pro-forma combined LTM revenue, before synergies Additional top-line and cash flow opportunities Revenue opportunity Efficient use of combined footprint National and industrial account relationships Cash savings from capex efficiencies Strategic sourcing Inbound / outbound freight Repair and maintenance Further optimization of fleet usage COST SAVINGS OPPORTUNITIES Expect to capture 100% of cost synergies by year 2 Meaningful revenue and cash flow synergy opportunities

Capital Structure Supports Combination ACCRETION Accretive to Cash EPS in the first full year after closing Double-digit accretive to Cash EPS by Year 2 BALANCE SHEET Strong pro-forma balance sheet Liquidity of approximately $700 million at the time of closing LEVERAGE 4.5x Total Debt/EBITDA (including synergies) in-line with previously identified comfort range of 3.5x-4.5x Transaction not expected to impact corporate credit ratings FINANCING Cash portion of the transaction to be financed via $2.2 billion acquisition facility and drawing on current loan facilities Financing commitments from Morgan Stanley, Bank of America and Wells Fargo Permanent financing will be put in place upon closing RSC ABL and Senior Secured Noted due 2017 to be repaid; unsecured bonds will be assumed by United Rentals

Q4 2011 Update - United Rentals United Rentals consolidated 20 branches in Q4 2011 OCTOBER 2011 NOVEMBER 2011 QTD AVERAGE TIME UTILIZATION 74.5% 71.5% 73.0% RENTAL REVENUE GROWTH 17.6% 17.5% 17.5% RATE GROWTH YoY Sequential 6.6% -0.2% 6.9% 1.0% 6.5% 0.8%

Q4 2011 Update - RSC OCTOBER 2011 NOVEMBER 2011 QTD AVERAGE TIME UTILIZATION 75.2% 70.9% 73.1% RENTAL REVENUE GROWTH 22.8% 31.5% 26.9% RATE GROWTH YoY Sequential 4.9% 1.2% 6.7% 2.0% 5.8% 3.2% Strong trends expected to continue in 2012

Summary ENTERING TRANSACTION FROM A POSITION OF STRENGTH Rental industry poised for growth Ability to manage through cyclical trends Record of integration and branch optimization experience CREATING FINANCIAL VALUE Expected to be accretive to cash earnings in the full first year Substantial cost savings / revenue synergy opportunities DELIVERING STRATEGIC VALUE Accelerated growth opportunities Broader revenue base Better ability to serve key customers "Customer First" focus throughout both organizations

Q&A Michael Kneeland , United Rentals Erik Olsson, RSC Bill Plummer, United Rentals